Drive Profitable Growth Investor Presentation August 2026

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this presentation include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2026. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, (viii) the impact of changes by third-party payers to reimbursement rates for our products, and (ix) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions in this presentation. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

3 Non-GAAP Financial Measures Management uses certain non-GAAP financial measures in this presentation, most specifically Adjusted EBITDA, Adjusted Gross Margin, Adjusted Net Income and Free Cash Flow, as a supplement to GAAP financial measures to further evaluate the Company’s operating performance period over period, analyze the underlying business trends, assess performance relative to competitors and establish operational objectives.  Management believes it is important to provide investors with the same non-GAAP metrics it uses to evaluate the performance and underlying trends of the Company’s business operations to facilitate comparisons to its historical operating results and evaluate the effectiveness of its operating strategies. Disclosure of these non-GAAP financial measures also facilitates comparisons of the Company’s underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures. Unless noted otherwise, full-year guidance is based on the current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. These non-GAAP financial measures should not be considered in isolation from, or as replacements for, the most directly comparable GAAP financial measures, as these measures are not prepared in accordance with U.S. GAAP. Reconciliations between GAAP and non‐GAAP results are included at the end of this presentation and represent the most comparable GAAP measure(s) to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s current report on Form 8-K regarding its second quarter 2026 press release filed on August 5, 2026 with the SEC and available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com. The Company’s non-GAAP financial measures for the three and six months ended June 30, 2026, and 2025, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6 product lines. Amounts may not add due to rounding.

4 Executive Summary The Orthofix Investment Thesis 01 ~$829M TTM pro forma net sales: ~$16B addressable market; only musculoskeletal pure-play spanning spine, bone stimulation, biologics, limb reconstruction, and zero-radiation navigation 02 Improving commercial momentum: Strengthening U.S. distributor network and enhancing sales force productivity; greater visibility and consistency across key growth platforms 03 Proprietary technology moat: 7D FLASH is the world’s only zero-radiation spine navigation system (97.8% radiation reduction, 94% faster than intraoperative CT-based systems) 04 Margin discipline converging on profitability: ~72% TTM pro forma adjusted gross margin; 2026 guidance of $845M–$855M net sales and $95M–$98M adjusted EBITDA 05 Driving toward positive free cash flow: FCF improved from –$108M (2023) to near breakeven (2025), with continued progress driven by EBITDA growth and working capital efficiency ~$829M TTM Pro Forma Net Sales ~$16B Addressable Market 71.5% TTM Pro Forma Adj. Gross Margin Double-Digit Global Net Sales Growth in Limb Reconstruction and Spine Fixation (Q2 2026) TTM as of 6/30/2026. Excludes discontinued M6 lines. 2026 guidance as of 8/5/2026; presented on a pro forma, constant currency basis. Double-digit global net sales growth in Q2 2026 is on a YoY constant currency basis.

Transforming a ~$16B Market Opportunity into Profitable, Scalable Growth Orthofix At-A-Glance 5

Differentiated Musculoskeletal Platform Driving Toward Profitability

NASDAQ: OFIX | Musculoskeletal Pure-Play | ~$16B TAM

~$829M ▲	~$84M ▲	~71.5% ▲	$477M
TTM Pro Forma Net Sales	TTM Pro Forma Adj. EBITDA	TTM Pro Forma Adj. Gross Margin	Market Capitalization

Margin discipline and commercial focus converging on clear path to positive free cash flow

Platform Advantage

Three growth segments across musculoskeletal care:

- **Spinal Implants, Biologics and Enabling Technologies**
- **Therapeutic Solutions**
- **Limb Reconstruction**

TTM Net Sales



53%
30%
17%

Portfolio breadth + only **zero-radiation navigation** system 7D FLASH™



7D FLASH

Commercial Momentum

Cross-sell leverage
over 3 segments

Focused commercial strategy
via established distributors

Segment-level traction
Double-digit YoY improvement in global Spine Fixation and Limb Reconstruction

Favorable industry tailwinds
Aging population and evolving standards of care

Financial Path

2026E: $845M–$855M net sales, $95M–$98M adj. EBITDA

FCF progression underway:
Cash usage –$108M (2023)
↳ Post-merger: focused model, margin discipline (2024)
↳ Near breakeven FCF (2025)
↳ Progressing toward Positive FCF

6

TTM as of 6/30/2026. Excludes discontinued M6 lines. Market cap as of 7/31/2026.
2026 guidance as of 8/5/2026; presented on a pro forma, constant currency basis.

ORTHOFIX

Clear Strategic Pathway with Multiple Drivers for Value Creation Key Focus Areas & Priorities Innovate to drive growth and strengthen leading positions Future upside from high-impact new product launches Leverage technologies and sales channels across complementary product segments Create new entry points, cross-selling opportunities and stickier surgeon relationships Rigorous allocation of resources to high-return opportunities Focus on process and gross margin improvements Improved financial strength with profitability and term loan flexibility Invest in Differentiated Technologies Where Orthofix Can Win and Lead Capitalize on Multiple Access Points to Grow at Above-Market Rates Operate with Discipline for Margin Expansion Build Financial Resilience and Unlock Strong, Consistent Cash Flow Strategy is Driving Long-Term Profitable Growth

Platform Advantage and Commercial Momentum Innovation and Market Leadership Across the Musculoskeletal Continuum 8

Two Growth Pillars – One Integrated Performance Engine

Spine

Maximize procedural selling opportunity with Biologics, Limb Reconstruction, and Enabling Technologies

Therapeutic Solutions **(formerly Bone Growth Therapies)**

- Combined portfolio with Biologics to target trauma surgeons
- Combine with select Limb Reconstruction products
- Expanding domestically through legacy SeaSpine distribution and U.S. Limb Reconstruction channels

Biologics

- Expand cross-selling with U.S. Limb Reconstruction channels

Limb Reconstruction

Maximize procedural selling opportunity with Biologics, Limb Reconstruction, and Enabling Technologies

Enabling Technologies (ET)

- Focus on 7D equipment placements to drive recurring implant usage
- Leverage investment and drive synergistic approach across the portfolio

9

ORTHOFIX

Comprehensive Portfolio of Transformative Solutions Improved Clinical Efficiencies and Economic Value with 7D Enabling Technology Established Distribution Channels and Extensive Global Commercial Reach Large Addressable Markets with High- Growth Opportunities Across Continuum of Care World-Class, Visionary Leadership Team with Deep Sector Expertise Expanding and Deepening Customer Relationships 10 Capitalizing on Clear Competitive Advantages

Addressable Markets ~$16B within Full Continuum of Care

	Total Addressable Market	2026 – 2028 Expected Market Growth Rate
Spinal Implants	~$10.1B	~3% – 4%
Therapeutic Solutions (formerly Bone Growth Therapies)	~$0.6B	~2% – 3%
Biologics	~$2.1B	~2% – 3%
Limb Reconstruction (formerly Orthopedics)	~$2.6B	~5% – 6%
Enabling Technologies	~$0.4B	~10% – 12%


Well-Positioned for Favorable Macro Trends
Aging Population
Digital Healthcare
Evolving Standards of Care
AI and Machine Learning
Enabling Technology Advancement

11

ORTHOFIX

Competitive Positioning Across ~$16B Addressable Market

Differentiated portfolio spanning spine, biologics, bone stimulation, limb reconstruction, and enabling technologies

Capability	Orthofix ~$829M TTM	Medtronic ~$5.3B Cranial & Spine	Globus / NuVasive ~$2.5B Spine	Alphatec ~$764M FY2025	Stryker ~$10.9B Ortho	Enovis ~$2.2B FY2025
Spinal Implants ~$10.1B TAM	**Growing Share** Global Spine Fixation +10% CC; deformity/cervical focus; Top 30 U.S. distributors ~80% of spine fixation sales	**#1 Global** ~$3.2B spine rev; AiBLE ecosystem; Mazor X robotics	**#2 Global** ~$2.5B combined; ExcelsiusGPS robotics; MIS leader	**Fastest Growing** $764M FY25 +25%; lateral/deformity focus	**Divested Implants** Sold spine implants to VB Spine; retained Mako Spine tech	**No Dedicated Spine** Joint reconstruction focus; no spine implant business
Therapeutic Solutions (Bone Growth Stimulation) ~$0.6B TAM	**#1 Market Position** 1.4M+ devices prescribed; most indications; PEMF since 1986	**No Presence** Does not compete in this segment	**No Presence** Does not compete in this segment	**No Presence** Does not compete in this segment	**No Presence** Does not compete in this segment	**P&R Segment** Bone stim in Prevention & Recovery; mid-high single-digit growth
Biologics ~$2.1B TAM	**#2 Cellular Allograft** Trinity Elite; #3 DBM; new OsteoCove synthetic launch	**Market Leader** Infuse BMP dominates growth factors; broad portfolio	**Selective Focus** Integrated biologics with spine implant pull-through	**Attachment Only** 38% biologics attachment rate; not standalone offering	**Limited Presence** Select partnerships; not a core focus area	**No Presence** Does not compete in this segment
Limb Reconstruction ~$2.6B TAM	**Proven Leader** TL-HEX, Fitbone, TrueLok Elevate; 4 pillars across deformity, limb lengthening, fracture, preservation	**No Presence** Does not compete in this segment	**Selective Focus** Market leadership in limb lengthening products	**No Presence** Does not compete in this segment	**Selective Focus** Strong in trauma and extremities, external fixation; ~$3.95B Trauma & Extremities Revenue	**Limited Presence** Extremities double-digit growth; external fixation
Enabling Technologies ~$0.4B TAM	**Only Zero-Radiation** 7D FLASH machine-vision IGS; 97.8% radiation reduction[1]; 94% faster[1]	**AiBLE Ecosystem** Mazor X Stealth robotics; O-arm imaging; StealthStation Nav	**ExcelsiusGPS** Robotic-assisted nav; strong installed base growth	**EOS Insight** Imaging/informatics platform; 7% global installed base growth	**Mako Robotics** Mako robotic-assisted surgery for joints; not spine-focused	**ARVIS AR Navigation** Augmented reality for joints; not spine-focused
Cross-Sell / Portfolio Integration	**Unique Advantage** 7D drives spine implant pull-through; biologics + BGS + limb recon cross-sell across 3 segments	**Broad But Diffuse** Massive conglomerate; spine is one of many divisions; limited cross-sell focus	**Spine-Focused** Deep spine-only integration; implants + robotics; limited adjacent categories	**Spine-Only Ecosystem** Deep spine integration via EOS; narrow but focused	**Joint-Focused** Mako robotics centered on joints; spine divested	**Joint-Focused** Recon + P&R integration; no spine cross-sell leverage

Only Musculoskeletal Pure-Play Spanning Spine + Bone Stimulation + Limb Reconstruction + Biologics + Zero-Radiation Navigation

IGS = Image-Guided Surgery Nav = Navigation PEMF = Pulsed ElectroMagnetic Field DBM = Demineralized Bone Matrix MIS = Minimally-Invasive Surgery

[1] 97.8% reduction in intraoperative radiation during adult degenerative spinal fusions; 94% faster than intraoperative CT-based systems.

Sources: Company filings; iData Research; SmartTrak; ORTHOWORLD Spine Market Report (Apr 2026); SPINEMarketGroup. Revenue figures reflect most recent available reporting periods. TAM = 2025 Total Addressable Market estimates.

Solely for convenience, our trademarks and trade names in this presentation are referred to without the ® and ™ symbols, but such references should not be construed as an indicator that we will not assert, to the fullest extent under applicable law, our rights thereto..

12

ORTHOFIX

Spinal Implants

Driving Innovation and Taking Share

- Comprehensive, best-in-class spinal implants designed to work in concert with 7D Navigation and biologics to support improved clinical outcomes
- Focus on deformity correction
- Proven expertise in cervical fixation and material science

Select Product Examples


Shoreline™ ACS


NorthStar™ OCT

Cervical


Mariner™ Deformity


Phoenix™ MIS


Wayfinder™

Thoracolumbar Fixation


WaveForm™
(3D Printed)


Reef™
(IBDs)


Explorer™
(Expandable)


Meridian™

Interbody

Market Overview


~$10.1B
TAM[1]

Thoracolumbar Fixation
- Significant share capture opportunity
- ~3% – 4% market growth rate (2026 – 2028)

Interbody
- Significant share capture opportunity
- ~3% – 4% market growth rate (2026 – 2028)

Cervical
- Significant share capture opportunity
- ~3% – 4% market growth rate (2026 – 2028)

OFIX Growth Drivers

- Sales channel optimization for growth, cross-selling, and OPEX leverage
- Pull through from lateral, cervical, and 7D earnouts
- Best-in-class implants to improve patient outcomes

Supporting Clinicians and Patients through Continuous Innovation of Procedure Solutions

[1] 2025 U.S. Total Addressable Market. Sources: iData Research Inc.; U.S. Market Report for Spinal Implants and VCF; SmartTrak US Spine Market Report; Internal OFIX estimates

13

ORTHOFIX

Therapeutic Solutions (formerly Bone Growth Therapies)

Maximizing #1 Market Position

- Safe, effective, non-surgical solution to promote bone healing in fracture management and high-risk spine fusions
- Most comprehensive portfolio of bone growth stimulation devices
- Most indications on the market to aid in bone healing solutions

#1 prescribed bone growth stimulator

First to offer free recycling for patients to properly dispose of their devices

PEMF technology approved since 1986

1,400,000+

Prescribed devices

Select Product Examples



PhysioStim™



AccelStim™

Complex Foot & Ankle Reconstruction and Fracture Management



CervicalStim™



SpinalStim™

Spine Fusion Therapy

Market Overview


~$0.6B
TAM¹

Spine
- #1 Position
- ~2% – 3% market growth rate (2026 – 2028)

Fracture
- #2 Position
- ~2% – 3% market growth rate (2026 – 2028)

OFIX Growth Drivers

- Procedural selling focused on cross-selling with limb reconstruction and spine
- New market channels with established sales representatives
- AccelStim growth to penetrate Fracture market

Exceeding Market Growth Rate through Innovation and Expansion

14

Note: PEMF = Pulsed Electromagnetic Field. [1] 2025 U.S. Total Addressable Market.

ORTHOFIX

Biologics

Renewed Focus on Advancing our Portfolio

- Full spectrum of biologic solutions to enhance fusion process and promote bone repair and growth
- Provide industry leading, best-in-class products in each of the major bone grafting categories

Select Product Examples



OsteoStrand™ Plus

Demineralized Bone Matrix



Trinity Elite™

Cellular Allograft



OsteoCove™

Synthetic



OsteoBallast™

Procedure-Specific

Market Overview


~$2.1B
TAM[1]

Demineralized Bone Matrix
- #3 Position
- ~2% – 3% market growth rate (2026 – 2028)

Cellular Allograft
- #2 Position
- ~2% – 3% market growth rate (2026 – 2028)

Synthetic
- Significant share capture opportunity
- ~2% – 3% market growth rate (2026 – 2028)

Growth Factors, Other
- Do not participate

OFIX Growth Drivers

- Opportunities in current portfolio and spine
- Product innovation with clinical research
- Disc regeneration, channel expansion options

Strategically Introducing New Products to Capture Additional Market Share

[1] 2025 Global Total Addressable Market, including Growth Factors.

15

ORTHOFIX

Limb Reconstruction (formerly Orthopedics)

Leading the Growth

- Unique portfolio of limb reconstruction solutions, addressing the most challenging orthopedic conditions in patients of all ages

Select Product Examples



TL-HEX™

Extremity Deformity Correction



TrueLok™ Elevate

Limb Preservation



Fitbone™

Limb Lengthening



Galaxy Gemini™

Complex Fracture Management



Enabling Technologies - OrthoNext™

Market Overview


~$2.6B
TAM[1]

Limb Preservation
- ~5% market growth rate (2026-2028)

Extremity Deformity Correction
- ~5% – 6% market growth rate (2026 – 2028)

Complex Fracture Management
- ~3% – 4% market growth rate (2026 – 2028)

Limb Lengthening
- ~9% market growth rate (2026 – 2028)

**Significant share capture opportunity across all 4 pillars*

OFIX Growth Drivers

- Accelerating U.S. growth and expanding position
- Global sales channel optimization through execution and focused distribution
- New, unique product platforms with next-gen digital capabilities

Proven Leader with Room to Grow through Innovation of Hardware and Digital Solutions

[1] 2025 Global Total Addressable Market.

Sources: iData Research Inc. 2021; Berkyl Global Market Analysis 2020; SmartTrak 2024; Orthoworld Industry Annual Report, 2024; Acuity MD Data, 2025; Grandview Research, 2023; US Bone Transport Procedure Volume Analysis, 2015; CDC National Diabetes Statistics Report, 2022; Brownrigg, et al. Evidence-based Management of PAD & the Diabetic Foot, 2013. 45(6), 673-681; Behroozian et al. Art Thro Vasc Biology, 2020. 40(3).

16

ORTHOFIX

Complex Fracture Management Limb Lengthening Limb Preservation Extremity Deformity Correction LIMB RECON Industry leader with a unique portfolio of limb reconstruction solutions, addressing the most challenging conditions in patients of all ages ENABLING TECHNOLOGIES ENABLING TECHNOLOGIES 17 Four Focus Areas – Limb Reconstruction

Innovation Spotlight: TrueLok Elevate System

Supporting surgeon-led correction of complex bony and soft-tissue defects




A
B
C

Minimally invasive, quick application, reproducible technique

Versatile design

Sterile, ready to use components

The TrueLok Elevate device has not been approved by the FDA for treatment of ulcers and the safety and effectiveness of the TrueLok Elevate for treatment of ulcers has not been established.

Tibial cortex transverse transport: Historical evolution, clinical applications, and future directions-Schroeder, et al. Foot & Ankle Surgery: Techniques, Reports & Cases, Vol 5, Issue 3, 100513

© 2025 The Author(s). Published by Elsevier Inc. on behalf of American College of Foot and Ankle Surgeons.
Orthofix has not made any changes to the image above and use of this image is in no way an endorsement of the Journal or Authors

18

Patient Case Study –
What Limb Reconstruction Means for Justin

Background

- **Justin,** a 6'9" newlywed, suffered from severe **genu valgum (knock-knees)** that caused chronic pain and limited mobility.
- As he prepared for fatherhood, he feared becoming disabled without corrective surgery.


Before
After

Click here for Justin's story

OFIX Unique Solution

Under the care of **Dr. William Terrell**, the team elected to treat **both legs simultaneously**

TL-HEX External Fixation System used on tibias for gradual, precise realignment

> **Life is much better than it was before the surgery. I am almost back to 100% to what I should have been before.**
>
> – Justin

Result / Outcomes

- **Successful Orthofix-supported deformity correction procedure**
- **Restoration of patient mobility**
- **Strengthened customer loyalty**



19

ORTHOFIX

Enabling Technologies

Empowering Excellence with Real-Time, Integrated Smart Technologies

- FLASH™ Navigation with 7D Technology, world's leading zero-radiation[1] spine image-guided surgery system
- Allows surgeons to perform **fast, cost-effective, and radiation-free** surgery
- Pacesetting leader for open spine procedures and deformity correction

Product Example



7D FLASH

FLASH Navigation with 7D Technology

Significant Focus in Spine



Open and Percutaneous Spine Modules[2]

Market Overview



~$0.4B TAM3

Spinal Navigation

- Significant share capture opportunity
- ~10% – 12% market growth rate (2026 – 2028)

OFIX Growth Drivers

- 7D deployments through commercial financing structures and product pull through
- Product integration with spinal implant portfolio
- Digital ecosystem expansion (pre-op planning, intra-op navigation, and post-op care)

Seizing Significant Opportunity to Leverage Technology and Expand Share in Spine

[1] Based on a pre-op CT or MRI, no intra-op radiation is required using Open Spine Module, eliminating exposure to surgeons, staff, and patients. Intra-op radiation is required for Percutaneous Module. [2] ~40% of U.S. installed base has cranial module. [3] Global Total Addressable Market.

20

ORTHOFIX

Innovation Spotlight – FLASH Navigation with 7D Technology



First and only image-guided surgery (IGS) system featuring 7D's machine-vision technology, allowing surgeons to perform **fast, cost-effective, radiation-free IGS**



7D FLASH
NAVIGATION SYSTEM
ORTHOFIX

Revolutionizing Spinal Navigation

Created Meaningful Advantages with FLASH Navigation with 7D Technology

97.8% reduction in intraoperative radiation during adult degenerative spinal fusions[1]*

61% reduction in intraoperative radiation during complex pediatric deformity spinal fusions[2]*

98.8% accurate with no pedicle breach[1]*

94% faster than intraoperative CT-based systems[3]*

63.6 minutes saved per case[4]*

Flexible Selling Models to Meet Unique Needs of Facility

- **Capital Purchase**
- **Lease**
- **Voyager Earnout Program**

"Earnout" through purchase of spine hardware and/or biologics; creating recurring revenue stream and stronger customer relationships

Technology Differentiates Portfolio While Enabling Service to Full Continuum of Surgical Care

*Not an Orthofix sponsored clinical study. [1] Malham GM, Munday NR. Comparison of novel machine vision spinal image guidance system with existing 3D fluoroscopy-based navigation system: a randomized prospective study. Spine J. 2022 Apr;22(4):561-569. doi: 10.1016/j.spinee.2021.10.002. Epub 2021 Oct 16. PMID: 34666179. [2] Comstock, Christopher P. MD; Wait, Eric MD. Novel Machine Vision Image Guidance System Significantly Reduces Procedural Time and Radiation Exposure Compared With 2-dimensional Fluoroscopy-based Guidance in Pediatric Deformity Surgery. Journal of Pediatric Orthopaedics ():10.1097/BPO.0000000000002377, March 6, 2023. | DOI: 10.1097/ BPO.0000000000002377 [3] Jakubovic R, Guha D, Gupta S, et al. High speed, high density intraoperative 3D optical topographical imaging with efficient registration to MRI and CT for craniospinal surgical navigation. Sci Rep. 2018;8:14894. doi:10.1038/s41598-018-32424-z. [4] Lim KBL, Yeo ISX, Ng SWL, Pan WJ, Lee NKL. The machine-vision image guided surgery system reduces fluoroscopy time, ionizing radiation and intraoperative blood loss in posterior spinal fusion for scoliosis. Eur Spine J. 2023 Jul 10. doi: 10.1007/s00586-023-07848-5. Epub ahead of print. PMID: 37428212.Stewart G. Visible Light Navigation in Spine Surgery: My Experience With My First 150 Cases. Int J Spine Surg. 2022 Oct;16(S2):S28-S36. doi: 10.14444/8274. Epub 2022 Aug 5. PMID: 36456113; PMCID: PMC9808787.

21
ORTHOFIX

Q2 2026 Results Executing Through Transition while Gaining Visibility and Commercial Momentum 22

Q2 2026 Results Summary Q2 Total Net Sales: $210.9M 5% YoY pro forma, constant currency growth Q2 Non-GAAP Adjusted EBITDA: $20.1M 10% of pro forma net sales vs $20.6M in Q2 2025; 10% of pro forma net sales Q2 Non-GAAP Adjusted Gross Margin: 71.7% vs 72.7% of pro forma net sales in Q2 2025  Q2 Non-GAAP SG&A Expense: $133.2M 63% of pro forma net sales vs $127.7M in Q2 2025; 64% of pro forma net sales Q2 Non-GAAP R&D Expense: $15.4M 7% of pro forma net sales vs $14.6M in Q2 2025; 7% of pro forma net sales Q2 2026 Total Net Sales $210.9M +5% YoY* Therapeutic Solutions $64.2M +2.5% Global Limb Reconstruction $37.7M +11.0%* Global Spinal Implants, Biologics, and Enabling Technologies $109. 0M +4.0%* International Spinal Implants, Biologics & Enabling Technologies  $13.2M +64.1%* U.S. Spinal Implants, Biologics & Enabling Technologies  $95.8M -1.0%* 88% 12% * YoY growth for Total Net Sales and Global and International Spinal Implants, Biologics, and Enabling Technologies is on a pro forma, constant currency basis compared to Q2 2025; U.S. Spinal Implants, Biologics and Enabling Technologies is on a pro forma basis compared to Q2 2025. YoY growth for Global Limb Reconstruction is on a constant currency basis compared to Q2 2025; Pro forma excludes discontinued M6 lines. 23

What We Said vs. What We Delivered Q2 2026: Executing through transition while gaining visibility and commercial momentum What We Said What We Delivered (Q2 2026) Net Sales Growth Committed to above-market growth with differentiated technology across ~$16B addressable market $210.9M Total Net Sales +5% YoY CC* Global Spine Fixation and Global Limb Reconstruction each delivered double-digit YoY CC growth Biologics stabilized and began to regain momentum Therapeutic Solutions grew 3% YoY despite Medicare reimbursement pressure during part of Q2 Margin Expansion Drive operational discipline for margin expansion with focus on gross margin improvement Rigorous allocation of resources to high-return opportunities Adj. EBITDA $20.1M 10% margin Resource alignment and cost actions underway support path toward improved profitability 71.7% Adj. Gross Margin Decreased from 72.7% in Q2 2025, reflecting unfavorable geographic mix Commercial Execution Optimize commercial channels for growth, cross-selling, operating leverage Distributor optimization efforts are improving consistency and focus across priority growth platforms Improving execution, gaining visibility, and driving consistency across priority growth platforms Global Spine Fixation net sales grew 10% YoY constant-currency, supported by distributor optimization efforts, new account expansion, and strong international demand, including timing of certain international distributor orders Global Limb Reconstruction net sales grew 11% YoY constant-currency, driven by strong international momentum and demand for differentiated product families 24 CC = Constant Currency YoY = Year-Over-Year * Net sales growth is on pro forma, constant currency basis and compared to same prior-year quarter . Commercial momentum, margin expansion, and greater visibility reinforce confidence in the path toward profitable growth

Q2 2026 Business Segment Highlights

THERAPEUTIC SOLUTIONS

Net sales +3%

- » Underlying demand remained resilient despite reimbursement pressure that affected part of Q2
- » AccelStim™ Device continuing to drive fracture market growth


ORTHOFIX



SPINAL SOLUTIONS

Global Spine Fixation net sales +10%*

- » New account expansion from U.S. commercial channel actions and timing of international distributor orders
- » U.S. full commercial launch of VIRATA™ Spinal Fixation System expected in Q4'26





LIMB RECONSTRUCTION

Global Limb Recon net sales +11%*

- » Continued acceleration in the worldwide adoption of TRUELOK™ Elevate System and FITBONE™ Bone Transport System





* Net sales growth for Global Spine Fixation and Global Limb Reconstruction is on a constant currency basis compared to same prior-year period.

25

Revising 2026 Net Sales and Adjusted EBITDA Guidance1 $845M – $855M Net Sales $95M – $98M Adj. EBITDA Net sales outlook assumes: Improving performance in priority growth areas, Medicare reimbursement restoration for bone growth stimulators, and One-time European distributor inventory purchases related to MDR transition, Partially offset by continued softness among smaller U.S. Spine distributors. Adj. EBITDA outlook assumes: Restored Medicare reimbursement, Cost optimization initiatives, and Continued operating discipline 1 As of 8/5/2026. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect any confirmation or update of, that guidance by Orthofix leadership as of any date other than 8/5/2026. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. Prior guidance: Net Sales $838M–$848M Adj. EBITDA $90M–$93M

Financial Path Operational Excellence and Strategic Investment Converging on Strong Cash Generation 27

lp Looking Forward Accelerating Our Profitable Growth Engine Advancing Toward Our Goals for Consistent Above-Market Growth, Improved Profitability, and Positive Free Cash Flow Invest in Differentiated Technologies in Areas Where We Can Win and Lead Innovation Capitalize on Multiple Access Points to Grow Business at Sustained, Above-Market Rates Operate with Discipline for Margin Expansion Build Financial Resilience and Unlock Strong, Consistent Free Cash Flow 28

lp Investing in Differentiated Technologies Innovation Driving Growth and Strengthening Leading Market Positions Systematic Approach to Driving Innovation Rigorous allocation of resources to high-return opportunities Leverage technologies (7D, Biologics, Therapeutic Solutions) and sales channels (Spine, Limb Reconstruction) across complementary product segments Build enabling technology ecosystem using next-gen data, navigation and connected products for pre-, intra-, and post-op solutions Extensive expertise in intra-op surgical navigation creating accurate, efficient, and uninterrupted surgical workflow Continuum of musculoskeletal care integrated by Enabling Technologies Focal KPIs 1 Regular cadence of meaningful, high-impact new product launches 2 7% – 8% of sales invested in R&D 3 Sustained share capture in U.S. Spine & U.S. Limb Reconstruction

Operating with Discipline for Margin Expansion Well-Developed Infrastructure in Place to Further Scale and Support Growth Our Approach to Operational Excellence Building culture of excellence and accountability through implementation of the High Performance Management System (HPMS) Focusing on “Vital Few” initiatives to enhance operational excellence and drive business performance Key levers to drive higher margins and profitability across Company include: Rigorous allocation of resources to high-return opportunities Gross margin improvement Process improvements

Building Financial Resilience to Unlock Strong, Consistent Free Cash Flow Driving Toward Positive Free Cash Flow Drop-through to EBITDA from incremental revenue Working Capital improvements Efficient Working Capital Management Reduction in Inventory Days on Hand (DOH) and Instrument Efficiency Continued improvement in Days Sales Outstanding (DSO) Near Breakeven For FY 2025

Capital Allocation Priorities Investing to drive future profitable growth 1 Organic Growth Reinvest in business; enhance commercial channel; target capital spend levels at ~5% of sales 2 Inorganic Growth Tuck-in M&A to enhance growth & margin profile, support category leadership 3 Capital Structure Debt paydown and fortify balance sheet 4 Return of Capital In the absence of value-creating opportunities 32

World-Class Leadership Team with Extensive Med Tech Expertise – *Focused on Results*



Massimo Calafiore
President and
Chief Executive Officer

Lima Corporate
NuVasive

Year Joined: 2024
Years in Industry: 20+



Julie Andrews
Chief Financial Officer

Wright
Medtronic

Year Joined: 2024
Years in Industry: 25+



Patrick Fisher
President, Global Biologics
and Limb Reconstruction

Stryker
Wright
Smith+Nephew

Year Joined: 2024
Years in Industry: 25+



Jason Shallenberger
President,
Therapeutic Solutions

Orthofix
Boehringer Ingelheim

Year Joined: 2005
Years in Industry: 20+



Beau Standish
PhD, PEng
Chief Enabling
Technologies Officer

SeaSpine
7D Surgical

Year Joined: 2023
Years in Industry: 15+



Aviva McPherron
President, Global
Operations & Quality

NuVasive
Globus Medical

Year Joined: 2024
Years in Industry: 10+



Lucas Vitale
Chief People & Business
Operations Officer

NuVasive
ReNAgade Therapeutics

Year Joined: 2024
Years in Industry: 20+



Andrés Cedrón
Chief Legal Officer

Stryker

Year Joined: 2024
Years in Industry: 15+



Julie Dewey
Chief Investor Relations &
Communications Officer

Wright
ev3
Kyphon

Year Joined: 2024
Years in Industry: 25+



Jill Mason
Chief Compliance &
Risk Officer

Orthofix
St. Jude Medical

Year Joined: 2015
Years in Industry: 15+

Combining Deep Institutional Knowledge with Fresh Perspectives and Proven Approaches

33

ORTHOFIX

Investment Summary
Catalysts and Upside Drivers

01 **Near-term product catalysts:** VIRATA Spinal Fixation System full commercial launch expected 4Q’26; above market U.S. limb reconstruction growth anticipated in 2H’26; OsteoCove synthetic graft gaining traction

02 **Expanding technology ecosystem:** 7D FLASH driving recurring implant pull-through via Voyager earnout program; digital platform spanning pre-op planning, intra-op navigation, and post-op care

03 **Operational leverage ahead:** distributor transitions largely complete; HPMS driving execution culture; gross margin improvement and process efficiency initiatives underway

04 **Favorable macro tailwinds:** aging population, evolving standards of care, AI/machine learning adoption, and enabling technology advancement across ~$16B market growing ~5% annually

05 **Disciplined capital allocation:** organic reinvestment at ~5% of sales; tuck-in M&A for category leadership; and ongoing cost optimization initiatives to improve profitability and cash generation


ORTHOFIX
ORTHOFIX
ORTHOFIX
ORTHOFIX

34

For additional information, please contact: Julie Dewey, IRC Chief IR & Communications Officer juliedewey@orthofix.com 209-613-6945 www.Orthofix.com NASDAQ: OFIX

Financial and Non-GAAP Reconciliation Tables Appendix 36

Q2 2026 GAAP to Adj. EBITDA Bridge

	Reported	Adjustments to U.S. GAAP											Adjusted
	Q2 2026 U.S. GAAP Results	Foreign Exchange Impact	Strategic Investments	Impact of Discontinuation of M6 Product Lines	SeaSpine Merger-Related costs	Acquisition-Related Fair Value Adjustments	Amortization / Depreciation of Acquired Long-Lived Assets	Interest & Gain/(Loss) on Investments	Litigation and Investigation Costs	Employee Transition Costs	Share-Based Compensation Expense and Long-Term Incentive Plan Expense	Long-Term Tax Rate Adjustment	Q2 2026 Non-GAAP Results
Net Sales	$ 210.9	$ -	$ -	$ (0.1)	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ 210.9
Cost of Sales	61.2	-	(0.0)	(0.2)	(0.2)	-	(0.1)	-	-	(0.6)	(0.5)		59.6
Gross Profit	149.7	-	0.0	0.2	0.2	-	0.1	-	-	0.6	0.5		151.3
Gross Margin	*71.0%*												*71.7%*
Sales, General, & Administrative	138.0	-	(0.6)	(0.6)	(0.3)	-	-	-	(2.2)	(1.1)			133.2
Research & Development	15.9	-	(0.0)	(0.4)	(0.0)	-	-	-	-	-			15.4
Acquisition-Related Amortization & Remeasurement	3.9	-	-	-	-	(0.9)	(3.0)	-	-	-			-
Share-based Compensation Non-GAAP Adjustment	-										(7.5)		(7.5)
Operating Income (Loss)	(8.1)	-	0.6	1.2	0.5	0.9	3.1	-	2.2	1.7	7.9		10.1
	-3.9%												*4.8%*
Interest Income (Expense), Net	(6.1)	-	-	0.0	-	-	-	-	-	-	-		(6.1)
Other Income (Expense), Net	(0.8)	0.7	-	0.0	-	-	-	-	-	-	-		(0.0)
Income (Loss) Before Tax	(15.0)	0.7	0.6	1.2	0.5	0.9	3.1	-	2.2	1.7	7.9		4.0
	-7.1%												*1.9%*
Income Tax Expense (Benefit)	(0.8)	-	-	-	-	-	-	-	-	-	-	(0.3)	(1.1)
Effective Tax Rate	*-5.3%*												*28.0%*
Net Income (Loss)	$ (15.8)	$ 0.7	$ 0.6	$ 1.2	$ 0.5	$ 0.9	$ 3.1	$ -	$ 2.2	$ 1.7	$ 7.9	$ (0.3)	$ 2.9
Net income (loss) as a % of net sales	*-7.5%*												*1.4%*
EBITDA	$ 4.4	$ 0.7	$ 0.6	$ 1.1	$ 0.5	$ 0.9	$ -	$ -	$ 2.2	$ 1.7	$ 7.9	$ -	$ 20.1
EBITDA as a % of net sales	*2.1%*												*9.6%*

37

ORTHOFIX

Net Sales by Major Product Category by Reporting Segment * Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.     Three Months Ended June 30,   (Unaudited, U.S. Dollars, in millions)   2026     2025     Change     Constant Currency Change   Therapeutic Solutions   $ 64.2     $ 62.6       2.5%     2.5 % Spinal Implants, Biologics and Enabling Technologies*     109.0       104.8       4.0%     4.0 % Global Spine*     173.2       167.4       3.5%     3.5 % Global Limb Reconstruction     37.7       33.3       13.2%     11.0 % Pro forma net sales*     210.9       200.7       5.1%     4.7 % Impact from discontinuation of M6 product lines     0.0       2.4       (97.4%)     (97.5%) Reported net sales   $ 210.9     $ 203.1       3.8%     3.5%

Condensed Consolidated Balance Sheets (U.S. Dollars, in thousands, except par value data)   June 30, 2026     December 31, 2025       (Unaudited)         Assets             Current assets             Cash and cash equivalents   $ 103,810     $ 82,025   Restricted Cash     595       3,090   Accounts receivable, net of allowances of $10,563 and $8,308, respectively     135,818       135,746   Inventories     184,475       172,319   Prepaid expenses and other current assets     21,434       23,667   Total current assets     446,132       416,847   Property, plant, and equipment, net     130,757       129,399   Intangible assets, net     65,972       72,765   Goodwill     194,934       194,934   Other long-term assets     35,225       36,702   Total assets   $ 873,020     $ 850,647   Liabilities and shareholders’ equity             Current liabilities             Accounts payable   $ 63,531     $ 58,392   Current portion of finance lease liability     125       837   Other current liabilities     93,354       111,253   Total current liabilities     157,010       170,482   Long-term debt     221,591       157,391   Long-term portion of finance lease liability     12,903       17,060   Other long-term liabilities     52,336       55,677   Total liabilities     443,840       400,610   Contingencies             Shareholders’ equity             Common shares $0.10 par value; 100,000 shares authorized; 40,730 and 39,834 issued and outstanding as of June 30, 2026, and December 31, 2025, respectively     4,073       3,983   Additional paid-in capital     830,423       813,769   Accumulated deficit     (405,039)     (368,333) Accumulated other comprehensive income (loss)     (277)     618   Total shareholders’ equity     429,180       450,037   Total liabilities and shareholders’ equity   $ 873,020     $ 850,647

Condensed Consolidated Statements of Operations     Three Months Ended     Six Months Ended       June 30,     June 30,   (Unaudited, U.S. Dollars, in thousands, except share and per share data)   2026     2025     2026     2025   Net sales   $ 210,933     $ 203,121     $ 407,641     $ 396,767   Cost of sales     61,226       63,588       118,388       135,615   Gross profit     149,707       139,533       289,253       261,152   Sales, general, and administrative     138,030       136,493       272,941       269,474   Research and development     15,944       15,934       31,264       35,700   Acquisition-related amortization, impairment, and remeasurement     3,867       3,109       7,618       20,854   Operating loss     (8,134)     (16,003)     (22,570)     (64,876) Interest expense, net     (6,085)     (3,950)     (11,749)     (8,456) Other income (expense), net     (778)     5,730       (1,512)     6,976   Loss before income taxes     (14,997)     (14,223)     (35,831)     (66,356) Income tax (expense) benefit     (801)     142       (875)     (819) Net loss   $ (15,798)   $ (14,081)   $ (36,706)   $ (67,175)                           Net loss per common share:                         Basic   $ (0.39)   $ (0.36)   $ (0.90)   $ (1.71) Diluted     (0.39)     (0.36)     (0.90)     (1.71) Weighted average number of common shares (in millions):                         Basic     40.9       39.5       40.7       39.3   Diluted     40.9       39.5       40.7       39.3

Adjusted Gross Profit and Adjusted Gross Margin     Three Months Ended June 30,     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2026     2025     2026     2025   Gross profit   $ 149,707     $ 139,533     $ 289,253     $ 261,152   Share-based compensation and long-term incentive plan expense     462       467       793       929   SeaSpine merger-related costs     225       4,341       (303)     4,941   Restructuring costs and impairments related to M6 product lines     217       2,791       (220)     13,710   Gross profit attributable to M6 product line operations     (53)     (1,639)     (295)     (2,545) Strategic investments     —       43       —       56   Amortization/depreciation of acquired long-lived assets     108       351       285       664   Employee transition costs     593       —       593       —   Adjusted gross profit   $ 151,259     $ 145,887     $ 290,106     $ 278,907   Adjusted gross margin as a percentage of reported net sales     71.7%     71.8%     71.2%     70.3 % Adjusted gross margin as a percentage of pro forma net sales     71.7%     72.7%     71.2%     71.5%

Adjusted EBITDA

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net loss	$ (15,798)	$ (14,081)	$ (36,706)	$ (67,175)
Income tax expense (benefit)	801	(141)	875	819
Interest expense, net	6,085	3,950	11,749	8,456
Depreciation and amortization	13,273	16,871	26,766	51,302
Share-based compensation and long-term incentive plan expense	7,945	7,824	14,583	14,293
Foreign exchange impact	746	(2,751)	1,646	(3,795)
SeaSpine merger-related costs	572	4,886	503	6,017
Restructuring costs and impairments related to M6 product lines	217	3,651	(220)	13,531
Operating losses attributable to M6 product lines	868	(297)	1,558	1,949
Strategic investments	634	353	1,584	3,867
Acquisition-related fair value adjustments	868	(763)	1,618	(1,373)
Interest and loss on investments	—	(31)	(16)	(31)
Litigation and investigation costs	2,185	4,029	5,101	7,071
Employee retention credit	—	(2,854)	(951)	(2,854)
Employee transition costs	1,742	—	1,742	—
Adjusted EBITDA	**$ 20,138**	**$ 20,646**	**$ 29,832**	**$ 32,077**
Adjusted EBITDA as a percentage of reported net sales	*9.5%*	*10.2%*	*7.3%*	*8.1%*
Adjusted EBITDA as a percentage of pro forma net sales	*9.6%*	*10.3%*	*7.3%*	*8.2%*

42

ORTHOFIX

Adjusted Net Income (Loss)

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net loss	$ (15,798)	$ (14,081)	$ (36,706)	$ (67,175)
Share-based compensation and long-term incentive plan expense	7,945	7,824	14,583	14,293
Foreign exchange impact	746	(2,751)	1,646	(3,795)
SeaSpine merger-related costs	574	7,786	591	9,260
Restructuring costs and impairments related to M6 product lines	176	4,257	(448)	34,461
Operating losses attributable to M6 product lines	1,006	(766)	1,922	1,922
Strategic investments	637	364	1,590	3,907
Acquisition-related fair value adjustments	868	(761)	1,618	(1,371)
Amortization/depreciation of acquired long-lived assets	3,107	4,221	6,285	8,853
Litigation and investigation costs	2,185	4,029	5,101	7,071
Interest and loss on investments	—	(31)	(16)	(31)
Employee retention credit	—	(3,616)	(1,135)	(3,616)
Employee transition costs	1,742	—	1,742	—
Long-term income tax rate adjustment	(316)	(1,915)	1,534	(468)
Adjusted net income (loss)	**$ 2,872**	**$ 4,560**	**$ (1,693)**	**$ 3,311**

43

ORTHOFIX

Cash Flow and Free Cash Flow     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Net cash used in operating activities   $ (23,834)   $ (6,752) Net cash used in investing activities     (23,162)     (13,833) Net cash provided by financing activities     66,421       1,989   Effect of exchange rate changes on cash     (135)     1,547   Net change in cash and cash equivalents   $ 19,290     $ (17,049)     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2026     2025   Net cash used in operating activities   $ (23,834)   $ (6,752) Capital expenditures     (23,308)     (13,845) Free cash flow   $ (47,142)   $ (20,597)

Adjusted Sales, General and Administrative Expense     Three Months Ended June 30,     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2026     2025     2026     2025   Sales, general, and administrative   $ 138,030     $ 136,493     $ 272,941     $ 269,474   Reconciling items impacting sales, general, and administrative:                         SeaSpine merger-related costs     (270)     (3,384)     (756)     (4,142) Restructuring costs and impairments related to M6 product lines     41       (1,393)     228       (4,729) Sales, general, and administrative expense attributable to M6 product lines     (636)     (243)     (1,685)     (2,631) Strategic investments     (633)     (194)     (1,581)     (1,741) Amortization/depreciation of acquired long-lived assets     —       —       —       (60) Litigation and investigation costs     (2,185)     (3,579)     (5,101)     (6,621) Employee transition costs     (1,148)     —       (1,148)     —   Sales, general, and administrative expense, as adjusted   $ 133,199     $ 127,700     $ 262,898     $ 249,550   As a percentage of reported net sales     63.1%     62.9%     64.5%     62.9 % As a percentage of pro forma net sales     63.2%     63.6%     64.5%     64.0%

Adjusted Research and Development Expense     Three Months Ended June 30,     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2026     2025     2026     2025   Research and development expense, as reported   $ 15,944     $ 15,934     $ 31,264     $ 35,700   Reconciling items impacting research and development:                         SeaSpine merger-related costs     (80)     (62)     (139)     (178) Restructuring costs and impairments related to M6 product lines     —       (77)     —       (1,929) Research and development expense attributable to M6 product lines     (413)     (602)     (659)     (1,794) Strategic investments     (3)     (127)     (8)     (2,110) Litigation and investigation costs     —       (450)     —       (450) Research and development expense, as adjusted   $ 15,448     $ 14,616     $ 30,458     $ 29,239   As a percentage of reported net sales     7.3%     7.2%     7.5%     7.4 % As a percentage of pro forma net sales     7.3%     7.3%     7.5%     7.5%

Adjusted Non-Operating (Income) Expense     Three Months Ended June 30,     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2026     2025     2026     2025   Non-operating (income) expense   $ 6,863     $ (1,780)   $ 13,261     $ 1,480   Reconciling items impacting non-operating expense:                         Restructuring costs and impairments related to M6 product lines     —       3       —       3   Losses (income) attributable to M6 product lines     (12)     (26)     126       (41) Foreign exchange impact     (746)     2,751       (1,646)     3,795   Interest and loss on investments     —       31       16       31   Employee retention credit     —       3,617       1,135       3,617   Non-operating expense, as adjusted   $ 6,105     $ 4,596     $ 12,892     $ 8,885   As a percentage of reported net sales     2.9%     2.3%     3.2%     2.2 % As a percentage of pro forma net sales     2.9%     2.3%     3.2%     2.3%